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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) November 14, 2007

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                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------

             (Exact Name of Registrant as Specified in its Charter)

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         DELAWARE                File No. 1-8989              13-3286161
      (State or Other        (Commission File Number)        (IRS Employer
       Jurisdiction                                       Identification Number)
     of Incorporation)

                  383 Madison Avenue, New York, New York 10179
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 272-2000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On November 14, 2007, Samuel L. Molinaro, Jr., Executive Vice President, Chief Financial Officer and Chief Operating Officer of The Bear Stearns Companies Inc. (the "Company"), made a presentation at the Merrill Lynch Banking and Financial Services Investor Conference. Mr. Molinaro's participation in the conference was previously announced and the conference was available to the public via webcast. During the presentation, Mr. Molinaro provided an update on the Company's collateralized debt obligations (or "CDO's") and subprime related exposures. A slide used by Mr. Molinaro for this portion of the presentation is filed herewith as Exhibit 99.1 and incorporated herein by reference.

As of August 31, 2007, the Company had total ABS CDO related exposures of approximately $2 billion, which consisted of $963 million of AAA super senior, $165 million below AAA and $944 million of CDO Warehouse. These positions have been materially reduced through November 9, 2007. The CDO Warehouse exposure as of August 31, 2007 has essentially been liquidated or converted into CDO's. The Company's overall CDO position as of November 9, 2007 was $884 million, down from approximately $2 billion as of August 31, 2007. During the period between August 31, 2007 and November 9, 2007, the Company significantly increased its short subprime exposures reducing the August 31, 2007 net exposure of approximately $1 billion to a negative $52 million net exposure as of November 9, 2007.

As a result of the extremely challenging environment, the Company has gone through an exhaustive process of revaluing the mortgage and CDO portfolios. As a result, the Company will be taking a net write-down of approximately $1.2 billion on these positions and others in our mortgage inventory. Net of tax, this write down is approximately $700 million. The vast majority of these losses are attributable to write downs on the CDO and CDO warehouse portfolio. Consequently, the Company anticipates having a loss for the 4th quarter of 2007. The Company has no off-balance-sheet exposures to CDO or subprime collateral held by conduits or other entities including Structured Investment Vehicles
(SIVs).


Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits

 Exhibit No.      Description
 -----------      -----------

     99.1 Slide used by Samuel L. Molinaro, Jr. for the Merrill Lynch Banking and Financial Services Investor Conference, dated November 14, 2007.
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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         THE BEAR STEARNS COMPANIES INC.


                                     By:   /s/ Jeffrey M. Farber
                                        ----------------------------------
                                        Name:  Jeffrey M. Farber
                                        Title: Senior Vice President-Finance
                                        and Controller (Principal Accounting
                                        Officer)


Dated: November 15, 2007

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                                  EXHIBIT INDEX
                                  -------------

                                                                   Paper (P) or
 Exhibit No.                      Description                     Electronic (E)
 -----------    ----------------------------------------------    --------------
    99.1        Slide used by Samuel L. Molinaro, Jr. for               E
                the Merrill Lynch Banking and Financial
                Services Investor Conference, dated November
                14, 2007.